UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One East Tower Singapore 018936		018936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 16, 2019, Wave Life Sciences Ltd. (the “Company” or “Wave”) issued a press release announcing the final results from its Phase 1 clinical trial of investigational suvodirsen (WVE-210201) in boys with Duchenne muscular dystrophy (DMD) who are amenable to exon 51 skipping; details on the design of its planned Phase 2/3 clinical trial of suvodirsen in DMD, DYSTANCE 51; and providing an update on the Company’s ongoing open-label extension study of suvodirsen. The press release also indicated that the Phase 1 data and DYSTANCE 51 clinical trial details will be presented on April 16, 2019 at the 2019 Muscular Dystrophy Association (MDA) Clinical and Scientific Conference in Orlando, FL.

In addition, the press release indicated that Wave management will host an investor conference call at 7:30 a.m. ET on April 16, 2019 to discuss the Phase 1 results and Phase 2/3 trial design. For purposes of the call, the Company provided an investor slide presentation (the “Investor Slide Presentation”) summarizing the Phase 1 results and Phase 2/3 trial design, which is available on the “For Investors & Media” section of the Company’s website at http://ir.wavelifesciences.com/. Copies of the press release and the Investor Slide Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

The information set forth in the press release dated April 16, 2019, other than the second and sixth paragraphs thereof, is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

99.1	Press Release issued by Wave Life Sciences Ltd. dated April 16, 2019

99.2	Investor Slide Presentation dated April 16, 2019

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to such item. The remaining portions of the press release are being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Keith C. Regnante
Keith C. Regnante Chief Financial Officer

Date:    April 16, 2019